UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 22, 2022

Date of Report (Date of earliest event reported)

Williams Rowland Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40659	86-2603800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Post Road East Westport, CT	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 353-7610

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	WRACU	The New York Stock Exchange
Common Stock, par value $0.0001 per share	WRAC	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	WRACW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting of Stockholders of Williams Rowland Acquisition Corp. (the “Company”) held on December 22, 2022 at 5:00 p.m. (the “Special Meeting”), the Company filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on December 22, 2022 (the “Charter Amendment”), giving the Company the right to the date by which Williams Rowland has to consummate a business combination up to six (6) times (the “Charter Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from January 29, 2023 to July 29, 2023 (or, if not a business day, the next business day thereafter) (such date actually extended being referred to as the “Extended Termination Date”). The Certificate of Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 22, 2022, the Company held the Special Meeting. On December 2, 2022, the record date for the Special Meeting, there were 28,750,000 shares of common stock of the Company entitled to be voted at the Special Meeting. At the Special Meeting, 25,428,216 shares of common stock of the Company or 88.45% of the shares entitled to vote at the Special Meeting were represented in person or by proxy. Stockholders voted on the Charter Amendment and on a proposal to amend the Company’s investment management trust agreement, dated as of July 26, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Extended Termination Date another six (6) times, each such extension for an additional one (1) month period, until July 29, 2023 (or, if not a business day, the next business day thereafter), (the “Trust Amendment”). The results of voting on the two agenda items voted on at the Special Meeting were as follows:

1. Charter Amendment

Stockholders approved the Charter Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN
24,407,403	520,721	2

2. Trust Amendment

Stockholders approved the Trust Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN
24,907,493	520,723	0

Item 8.01. Other Events.

In connection with the vote on the Charter Amendment at the Special Meeting, a total of 19,533,865 shares of common stock were submitted for redemption.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2022

WILLIAMS ROWLAND ACQUISITION CORP.

By:	/s/ David B. Williams
Name:	David B. Williams
Title:	Co-Chief Executive Officer

2